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                                                                    EXHIBIT 10.2

                                INTERSOLV, INC.
                             AMENDED AND RESTATED
                            1992 STOCK OPTION PLAN
                       [AS AMENDED THROUGH AUGUST 1997]

1.    PURPOSE

      The purpose of the plan (the "Plan") is to secure for INTERSOLV, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees (as defined in paragraph (a) of Section 10), officers, directors and consultants of the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success.

2.    TYPE OF OPTIONS AND ADMINISTRATION

      (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (the "Board") (or a Committee designated by the Board) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-statutory options ("non-statutory options") which are not intended to meet the requirements of Section 422. Notwithstanding anything herein to the contrary, Incentive Stock Options may be granted only to employees of the Company or any Parent Corporation or Subsidiary (as defined in Section 19) and those officers, directors and consultants of the Company or any Parent Corporation or Subsidiary who are also employees of the Company or any Parent Corporation or Subsidiary.

      (b) Administration. The Plan will be administered by the Board, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Subject to paragraph (c) of this Section 2, the Board may in its sole discretion grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgement of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action, inaction or determination made in good faith. The Board may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee of not less than three (3) members of the Board (the "Committee") appointed by the Board and if the Committee is so appointed all references to the Board in the Plan shall mean and relate to such Committee. All of the members of such committee shall be "disinterested persons" (as hereinafter defined).



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      (c)   Grant of Options to Directors.

            (i) With respect to the participation of any director in the Plan other than pursuant to clause (ii) of this paragraph (c), his or her selection as a participant and the number of option shares to be allocated to such director shall be determined either (A) by the Board, of which, shall be a "disinterested person" (as hereinafter defined) or
      (B) by, or only in accordance with, the recommendations of a committee of three or more persons having full authority to act in the matter, of which all members shall be disinterested persons. For the purpose of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of paragraph (d)(3) of Rule 16b-3 of the Securities and Exchange Commission and the interpretations thereto.
      Any director to whom an option is awarded shall be ineligible to vote upon his or her option.

            (ii)  (A)   Each non-employee director shall be granted a
      non-statutory stock option to purchase 5,000 shares of Common Stock of the Company at the first meeting of directors following each election or appointment of the director, and at each subsequent first meeting of directors following each Annual Meeting of stockholders during such director's term. Each option granted pursuant to this clause (ii)(A) shall vest immediately upon its being granted. The exercise price for such options granted to the directors pursuant to this clause (ii)(A) shall be no less than the then fair market value and the term shall be ten years plus thirty days from the date on which the option was granted, subject to earlier termination as provided in the Plan.

                  (B) Each non-employee director shall be granted a non-statutory stock option to purchase 15,000 shares of Common Stock of the Company (a) upon him or her initially being elected or appointed to the Board and (b) upon each occasion of him or her being elected to two additional consecutive full terms on the Board. Each option granted pursuant to this clause (ii)(B) shall vest in equal annual installments over three years. The exercise price for such options granted to directors pursuant to this clause (ii)(B) shall be no less than the then fair market value and the term shall be ten years plus thirty days from the date on which the option was granted, subject to earlier termination as provided in the Plan.

                  (C) At the first meeting of the Board following the approval of this clause (ii)(C), each non-employee director who is not eligible to receive the grant described in clause (ii)(B) above shall receive a one-time transition grant of 10,000 non-statutory options. The exercise price for such options granted to directors pursuant to this clause (ii)(C) shall be no less than the then fair market value and the term shall be ten years plus thirty days from the date on which the option was granted, subject to earlier termination as provided in the Plan.



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            (iii) Notwithstanding anything herein to the contrary, directors of the Company shall not be eligible to participate under the Plan (in their capacity as directors) except pursuant to clause (ii) of paragraph (c) of this Section 2 or pursuant to option grants ratified or approved by the shareholders of the Company.

3.    ELIGIBILITY

      (a) Subject to paragraphs (b) and (c) of Section 2 and paragraphs (b) and (c) of this Section 3, options may be granted to persons who are, at the time of grant, employees (including officers and directors who are employees) of the Company or of any Parent Corporation or Subsidiary, officers and directors of the Company or of any Parent Corporation or Subsidiary who are not employees of the Company or of any Parent Corporation or Subsidiary, and consultants of the Company or any Parent Corporation or Subsidiary who are not employees of the Company or any Parent Corporation or Subsidiary.

      (b) No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary, unless the requirements of paragraph (b) of
Section 11 are satisfied.  The attribution of stock ownership provisions of
Section 424(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board shall so determine.

      (c) Incentive Stock Options shall be granted only to persons who are, at the time of grant, employees (including officers and directors who are employees) of the Company or of any Parent Corporation or Subsidiary.

4.    STOCK SUBJECT TO PLAN

      Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 4,000,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.



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5.    FORMS OF OPTION AGREEMENTS

      As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be from time to time specified by the Board.

6.    PURCHASE PRICE

      (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board, provided, however, that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board at the time of grant of such option, or less than 110% of such fair market value in the case of options described in paragraph
(b) of Section 11 and (ii) in the case of a non-statutory option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board, at the time of grant of such option.

      (b) Payment of Purchase Price. Options granted under the Plan may provide, in the sole discretion of the Board, for the payment of the exercise price (i) by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options; (ii) by delivery to the Company of a promissory note or other evidence of indebtedness, to the extent permitted by law; such promissory note or other evidence of indebtedness being to the Company and subject to such terms and conditions, and with such interest, as my be prescribed by the Board; (iii) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised; or (iv) by any combination of the allowable methods of payment. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Board.

7.    OPTION PERIOD

      Each option and all rights thereunder shall expire on such date as the Board shall determine, but, in the case of Incentive Stock Options, in no event after the expiration of ten (10) years from the day on which the option is granted (or five (5) years in the case of options described in paragraph
(b) of Section 11) and, in the case of non-statutory options, in no event after the expiration of ten years plus thirty (30) days from the day on which the option is granted, and in either case, shall be subject to earlier termination as provided in the Plan.



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8.    EXERCISE OF OPTIONS

      Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of Section 7 above. To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period.

9.    NONTRANSFERABILITY OF OPTIONS

      No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules thereunder. During the life of the optionee, the option shall be exercisable only by such person.

10.   EFFECT OF TERMINATION OF EMPLOYMENT

      (a) No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by one or more of the Company, a Parent Corporation or a Subsidiary, except that if and to the extent the option agreement or instrument so provides:

            (i) The Incentive Stock Option may be exercised within the period of three (3) months after the date the optionee ceases to be employed by any of the foregoing entities (or within such lesser period as may be specified in the option agreement or instrument);

            (ii) If the optionee dies while in the employ of the Company, a Parent Corporation or a Subsidiary or within three (3) months after the optionee ceases to be so employed, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the option agreement or instrument); or

             (iii) If the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while employed by the Company, a Parent Corporation or a Subsidiary, the option may be exercised within the period of one (1) year after the date the optionee ceases to be employed by any of the foregoing entities because of such disability (or within such lesser period as may be specified in the option agreement or instrument); provided, however, that in no event may any Incentive Stock



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      Option be exercised after the expiration date of the Incentive Stock
      Option. For purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations) (the "Regulations").

      (b) No non-statutory option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, either employed by one or more of the Company, a Parent Corporation or a Subsidiary or rendering services to one or more of the Company, a Parent Corporation or a Subsidiary as an officer, director or consultant, except that if and to extent the option agreement or instrument so provides;

            (i) The non-statutory option may be exercised within the period of three (3) months after the date the optionee ceases to be employed by or ceases to render services to any of the foregoing entities (or within such lesser period as may be specified in the option agreement or instrument);

            (ii) If the optionee dies while in the employ of or during the period the optionee is rendering services to the Company, a Parent Corporation or a Subsidiary or within three (3) months after the optionee ceases to be so employed or ceases to render services, the option may be exercised by the persons to whom it is transferred by will or the laws of descent and distribution within the period of one
      (1) year after the date of death (or within such lesser period as may be specified in the option agreement or instrument); or

             (iii) If the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while employed by or during the period the optionee is rendering services to the Company, a Parent Corporation or a Subsidiary, the option may be exercised within the period of one (1) year after the date the optionee ceases to be employed by or ceases to render services to any of the foregoing entities because of such disability (or within such lesser period as may be specified in the option agreement or instrument); provided, however, that in no event may any non-statutory option be exercised after the expiration date of the option. For purposes of the Plan and any non-statutory option granted hereunder, "employment" shall be defined in accordance with the provisions of
      Section 1.421-7(h) of the Regulations and an optionee shall be considered to render services to one or more of the Company, a Parent Corporation or a Subsidiary if the Board determines that the optionee is rendering substantial services as an officer, director or consultant to one or more of the Company, a Parent Corporation or a Subsidiary.



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11.   INCENTIVE STOCK OPTIONS

      Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

      (a) Dollar Limitation. Incentive Stock Options granted to any employee under the Plan (and under any other incentive stock option plans of the Company, and any Parent Corporation and Subsidiary) may not, in the aggregate, be first exercisable during any one calendar year to the extent that the aggregate fair market value of the stock (determined at the time the options are granted) exceeds $100,000.

      (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Options granted to such individual:

            (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

            (ii) The option exercise period shall not exceed five (5) years from the date of grant.

      Except as modified by the preceding provisions of this Section 11, all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

12.   ADDITIONAL PROVISIONS

      (a) Additional Option Provisions. The Board may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, make loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

      (b) Acceleration. The Board may, in its sole discretion, accelerate the date on which all or any particular option or options granted under the Plan may be exercised.



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13.   GENERAL RESTRICTIONS

      (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

      (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

14.   RIGHTS AS A SHAREHOLDER

      The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.   RECAPITALIZATION

      In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under the Plan and under any options granted under the Plan. Such adjustment to outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and a corresponding adjustment in the applicable option price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

16.   REORGANIZATION



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      In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, or in case of a dissolution of liquidation of the Company (collectively, a ?Reorganization?), each outstanding option shall not terminate, and except as specified below, each optionee shall have the right upon the closing of such Reorganization to exercise his option in whole or in part without regard to any installment provisions contained in the option agreement applicable to such option. Regardless of whether the Company shall survive a Reorganization, any Reorganization shall provide for either (1) the continuance of the Plan and/or the assumption of all outstanding options by the successor company or
(2) the substitution for all outstanding options covering stock of a successor company, with adjustments in the number, kind and prices of shares, and in other terms and conditions, as may be appropriate to ensure that such substituted options are substantially equivalent in value and other benefits to the outstanding options for which they are substituted. In the event of either number (1) or (2) in the preceding sentence, each optionee shall nonetheless have the accelerated exercise rights described above.

      Notwithstanding anything to the contrary above, the Board or the Committee shall have the authority to include in any option agreement a provision specifying that the ability to exercise any unvested option may only be accelerated partially, or not at all, upon a Reorganization. Unless an option agreement states specifically to the contrary, all outstanding and unexercised options shall become vested and exercisable upon a Reorganization in accordance with the first paragraph of this Section 16.

17.   NO SPECIAL EMPLOYMENT RIGHTS

      Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by or other relationship with the Company (or any Parent Corporation or Subsidiary) or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or other relationship or to increase or decrease the compensation of the optionee. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment or of such other relationship shall determined by the Board at the time.

18.   OTHER EMPLOYEE BENEFITS

      The amount of any compensation deemed to be received by an employee, officer, director or consultant as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee, officer, director or consultant are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan.



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19.   DEFINITION OF SUBSIDIARY AND PARENT CORPORATION

      (a) Subsidiary. The term "Subsidiary" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.

      (b) Parent Corporation. The term "Parent Corporation" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an option, each of the corporation other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporation in such chain.

20.   AMENDMENT OF THE PLAN

      The Board may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) increase the maximum number of shares which may be issued under the Plan (except for adjustments specifically provided in the Plan), or (c) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board may amend outstanding option agreements in a manner not inconsistent with the Plan.
The Board shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

21.   WITHHOLDING

      The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

22.   EFFECTIVE DATE AND DURATION OF THE PLAN

      (a) Effective Date. The Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve
(12) months after the date of the Board's adoption of the Plan, any options


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previously granted under the Plan shall terminate and no further options shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board, but no option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve
(12) months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of Plan.

      (b) Termination. Unless sooner terminated, the Plan shall terminate upon the earlier of (i) the close of business on the date next preceding the tenth (10th) anniversary of the date of its adoption by the Board, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.


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